Exhibit 99.1
Annual Shareholders’ MeetingWednesday, April 27, 2022 Exhibit 99.1

DISCLAIMER

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management's beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as "may," "approximately," "continue," "should," "expects," "projects," "anticipates," "is likely," "look ahead," "look forward," "believes," "will," "intends," "estimates," "strategy," "plan," "could," "potential," "possible" and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward-looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic downturn risk, potentially resulting in deterioration in the credit markets, inflation, greater than expected noninterest expenses, excessive loan losses and other negative consequences, which risks could be exacerbated by potential continued negative economic developments resulting from the Covid19 pandemic, or from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) interest rate risk primarily resulting from the interest rate environment, rising interest rates, and their impact on the Bank's earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the bank's loan and securities portfolios, and the market value of SouthState's equity; (3) risks related to the merger and integration of SouthState and CSFL including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the parties are unable to successfully integrate each party's businesses into the other's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks related to the merger and integration of SouthState and Atlantic Capital including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Atlantic Capital's operations into SouthState's operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Atlantic Capital's businesses into SouthState's businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (5) risks relating to the continued impact of the Covid19 pandemic on the Company, including possible impact to the Company and its employees from contacting Covid19, and to efficiencies and the control environment due to the changing work environment and to our results of operations due to government stimulus and other interventions to mitigate the impact of the pandemic; (6) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank's results of operations, customer base, expenses, suppliers and operations; (7) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (8) potential deterioration in real estate values; (9) the impact of competition with other financial institutions, including pricing pressures (including those resulting from the CARES Act) and the resulting impact, including as a result of compression to net interest margin; (10) risks relating to the ability to retain our culture and attract and retain qualified people; (11) credit risks associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (12) risks related to the ability of the company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (13) liquidity risk affecting the Bank's ability to meet its obligations when they come due; (14) risks associated with an anticipated increase in SouthState's investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities SouthState desires to acquire are not available on terms acceptable to SouthState; (15) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (16) transaction risk arising from problems with service or product delivery; (17) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (18) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of the CARES Act, the Consumer Financial Protection Bureau regulations, and the possibility of changes in accounting standards, policies, principles and practices, including changes in accounting principles relating to loan loss recognition (CECL); (19) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (20) reputation risk that adversely affects earnings or capital arising from negative public opinion; (21) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (22) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of recently issued proposed regulatory guidance and regulation relating to climate change; (23) greater than expected noninterest expenses; (24) excessive loan losses; (25) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the Atlantic Capital integration, and potential difficulties in maintaining relationships with key personnel; (26) reputational risk and possible higher than estimated reduced revenue from announced changes in the Bank's consumer overdraft programs; (27) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (28) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState's performance and other factors; (29) ownership dilution risk associated with potential acquisitions in which SouthState's stock may be issued as consideration for an acquired company; (30) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (31) major catastrophes such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including infectious disease outbreaks, such as the ongoing Covid19 pandemic, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (32) terrorist activities risk that results in loss of consumer confidence and economic disruptions; and (33) other factors that may affect future results of SouthState, as disclosed in SouthState's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission ("SEC") and available on the SEC's website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

2

SouthState Corporation Overview of Franchise[(1)]


RICHMOND
RALEIGH
CHARLOTTE
GREENVILLE
HUNTSVILLE
WILMINGTON
BIRMINGHAM
ATLANTA
COLUMBIA
AUGUSTA
MYRTLE BEACH
CHARLESTON
HILTON HEAD
SAVANNAH
(281)
MOBILE
PENSACOLA
JACKSONVILLE
ST. AUGUSTINE
GAINESVILLE
OCALA
DAYTONA BEACH
ORLANDO
MERRITT ISLAND
CLEARWATER
TAMPA
WINTER HAVEN
PORT ST. LUCIE
SARASOTA
WEST PALM BEACH
FORT MYERS
FORT LAUDERDALE
MIAMI
KEY LARGO

$42 Billion in assets

$24 Billion in loans

$35 Billion in deposits

$5.7 Billion market cap

BEST-IN-STATE BANKS Forbes 2021 POWERED BY STATISTA

#1 in Florida
#2 in Georgia
#3 in South Carolina

Greenwich Excellence 2020

7 Greenwich Excellence Awards 2021

Forbes 2021 BEST BANKS IN AMERICA

Top 50 Forbes 100 Best Banks in America 2021

(1) Financial metrics as of December 31, 2021; market cap as of January 21, 2022; Atlantic Capital Bancshares, Inc. ("ACBI") merger excluded

3

The SouthState Way
CULTURAL CORNERSTONES

SouthState

The WHY To invest in the entrepreneurial spirit, pursue excellence and inspire a greater purpose.

The WHAT
Guiding Principles



Growth
Profitability
Soundness
Integrity
Accountability
Leadership

The HOW
Core Values

Local Market Leadership
Our business model supports the unique character of the communities we serve and encourages decision making by the banker that is closest to the customer.

Long-Term Horizon
We think and act like owners and measure success over entire economic cycles. We prioritize soundness before short-term profitability and growth.

Remarkable Experiences
We will make our customers' lives better by anticipating their needs and responding with a sense of urgency. Each of us has the freedom, authority and responsibility to do the right thing for our customers.

Meaningful and Lasting Relationships
We communicate with candor and transparency. The relationship is more valuable than the transaction.

Greater Purpose
We enable our team members to pursue their ultimate purpose in life—their personal faith, their family, their service to community.

4

UNPRECEDENTED FED RESPONSE TO COVID –$5T INCREASE IN 2 YEARS5 From the Fed’s founding in 1913, it took 95 years to grow its balance sheet to $1 trillion, reaching that level in 2008. During the two-year period in 2020 and 2021 related to COVID response, the Fed grew its balance sheet by another $5 trillion. Simply put, in just two years the Fed grew its balance sheet about five times more than it did in its first 95 years of existence.Sept. 2008: $1T Dec. 2019: $4T April 2022: $9T +$5 Trillion

FED RESPONSE LEADS TO SIGNIFICANT DEPOSIT GROWTH

Deposits up nearly $10 billion since pandemic


$40
$35
$30
$25
$20
$ in billions
38% Increase in Deposits
$25.4B
$30.7B
$35.1B
2019*
2020
2021

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

6

7 Source: U.S. Census BureauPANDEMIC ACCELERATES POPULATION MIGRATION TO THE SOUTH

DECADE OF HOUSING UNDERSUPPLY PROVIDES ECONOMIC TAILWIND8 Source: U.S. Census Bureau and U.S. Department of Housing and Urban Development 1.5 million annualized pace is the long-run equilibrium needed to meet long-term demand and shrink the existing deficit of 3.8 million units

2021 LOAN PRODUCTION HIGHER THAN PRE-PANDEMIC LEVELS[(1)]



$11
$10
$9
$8
$7
$6
$5
$ in billions
41% Increase in Loan Production
$7.1B**
$6.6B
$10.0B
2019*
2020*
2021

(1) Excludes loans held for sale and PPP; loan production indicates committed balance total

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

** 1Q19 loan production excludes production from National Bank of Commerce ("NBC"); National Commerce Corporation, the holding company of NBC, was acquired by CenterState in 2Q 2019

9

ASSET QUALITY IMPROVED DESPITE COVID RECESSION

Provision (Recovery) for Credit Losses



$300
$250
$200
$150
$100
$50
$0
-$50
-$100
-$150
-$200
$ in millions
$22.1
$23.4
$281.1
($152.4)
2018*
2019*
2020*
2021

Net Charge-Offs



$300
$250
$200
$150
$100
$50
$0
$ in millions
$6.3
$15.6
$5.0
$3.1
2018*
2019*
2020*
2021

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

10

ADJUSTED EARNINGS PER SHARE, DILUTED



$4.85
$5.50
$5.63
$5.12
$7.58
2017
2018
2019
2020
2021

Adjusted figures above exclude the impact of securities gains or losses, merger and branch consolidation related expense, FHLB Advances prepayment penalty, initial provision for credit losses on non-PCD loans and unfunded commitments, income tax benefit related to the carryback of tax losses under the CARES Act, swap termination expense, pension plan termination expense, extinguishment of debt cost and an adjustment for the deferred tax asset revaluation - See reconciliation of GAAP to Non-GAAP measures in Appendix

11

CORRESPONDENT BANKING – 2021 REVENUE INCREASED 70% FROM PRE-PANDEMIC LEVELS

1,060 Financial Institution Clients


10
3
7
11
2
3
1
5
26
1
18
3
15
7
8
25
20
2
8
12
19
61
8
22
29
41
29
22
26
15
3
22
79
30
2
4
20
16
35
79
51
110
48
27
60

Correspondent Revenue


$120
$110
$100
$90
$80
$70
$60
$50
$ in millions
$64.9
$112.9
$110.0
2019*
2020*
2021

- Provides capital markets hedging (ARC), fixed income sales, international, clearing and other services to over 1,000 financial institutions across the country

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

12

2021 MORTGAGE PRODUCTION INCREASED 71% FROM PRE-PANDEMIC LEVELS



Mortgage Production
$ in billions
$6
$5
$4
$3
$2
$1
$-
$3.17B
$5.47B
$5.42B
2019*
2020*
2021



Mortgage Banking Revenue
$ in millions
$120
$80
$40
$-
$49
$142
$65
2019*
2020*
2021

* The combined historical information referred to in this presentation as the "Combined Business Basis" presented is based on the reported GAAP results of the Company and CenterState for the applicable periods without adjustments and the information included in this release has not been prepared in accordance with Article 11 of Regulation S-X, and therefore does not reflect any of the pro forma adjustments that would be required thereby. All Combined Business Basis financial information should be reviewed in connection the historical information of the Company and CenterState, as applicable.

13

LEADING SOUTHEAST CONSOLIDATOR APPROACHING $50B ASSET SIZE



National Commerce
$4.2B
CenterState
$18.6B
$1.6B
Charter Financial
HBCF
$2.2B
Sunshine
$0.9B
First Southern
$1.1B
Ocala National Bank
Olde Cypress Community Bank
Community National Bank at Bartow
Independent National
Toronto Dominion
Federal Trust Corporation
Central Florida State Bank
First Guaranty of Jacksonville
Gulfstream Bancshares
Commonwealth Savingshares
Community Bank of South Florida
Hometown of Homestead
Platinum Bank
Gateway Financial
(1)
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
Q4 '21
$46B(2)
Community Bank & Trust
Habersham Bank
BankMeridian
$0.55B
Peoples Bancorporation
$0.90B
Savannah Bancorp
$3.2B
First Financial Holdings
$0.44B
Bank of America Corporation
$1.8B
Southeastern Bank Financial Corporation
$16.6B
SouthState
$3.2B
Park Sterling Corporation
$3.8B
Atlantic Capital Bancshares, Inc.
Chart Legend
Denotes direct acquisition by CenterState or South State
Denotes acquisition by CenterState or South State target
Denotes branch acquisitions
Denotes FDIC as selling party

Note: shows all branch, partial, and whole bank acquisitions by CenterState, South State, or one of their acquisition targets since 1/1/09
Source: S&P Global Market Intelligence
Assets and label position as of announcement; numbers in bubbles denote assets acquired
(1) Denotes direct acquisition for CenterState for which the target did not have any previous M&A history
(2) Pro forma for recent acquisition of Atlantic Capital Bancshares, Inc., excluding purchase accounting adjustments

14

M&A ACCELERATES TRANSITION FROM “BRICKS” TO “CLICKS” 85 BranchesAverage Size $40M 420 Branches Acquired Plus12 DeNovo Branches 236 Branches Consolidated or Sold 281 BranchesAverage Size $125M ~213% growth in deposits per branch 854322362812009 …..……………..………..……....…………………………….. 202115

INVESTMENTS IN TECHNOLOGY TO TRANSFORM THE CUSTOMER EXPERIENCE

2020-2022 Foundation

✓ System Conversion Complete
✓ Tech Stack with Best-in-Class Systems
✓ Talent retained and in place for next phase

Q2 Consumer Mobile/Online
Azure API
ncino
blend
snowflake
smartbiz
UiPath
Terafina
fiserv.
servicenow
salesforce

Future

- Strategic Talent Adds
- Efficiency, Capacity, Automation
- Data Analytics
- Money Movement
- Digital First

Digital Only Sales	1Q2022	Target: Best in Class
Deposit Accounts	21%	~ 50%
Consumer Loans	16%	~ 50%
SBA 7A	11%	
Mortgage Loans	5%	
Digital Deposits*	32%	~80%

Mobile Deposits, ATM & RDC

16

INVESTMENT THESIS17 High growth marketsScale and digital evolution to compete with the largest banksLow-cost relationship deposits valuable in rising rate environmentEntrepreneurial ownership culture

Appendix

NON-GAAP RECONCILIATIONS –ADJUSTED NET INCOME & ADJUSTED EARNINGS PER SHARE (“EPS”) Dollarsinthousands,exceptforpersharedata19 Adjusted Net Income20172018201920202021Net income (GAAP)87,554$ 178,871$ 186,483$ 120,632$ 475,543$ Plus:Securities gains, net of tax(445) 520 (2,173) (41) (81) PCL - NonPCD loans and unfunded commitments- - - 92,212 - Benefit for income taxes - carryback tax loss- - - (31,468) - Provision for income taxes - deferred tax evaluation26,558 (990) - - - Merger and branch consolidation related expense, net of tax31,469 23,692 3,701 68,369 52,740 Swap termination expense- - - 31,784 - Pension plan termination expense, net of tax7,641 - - FHLB prepayment penalty, net of tax- - 107 200 - Extinguishment of debt cost, net of tax- - - - 9,081 Adjusted Net Income (Non-GAAP)145,136$ 202,093$ 195,759$ 281,688$ 537,283$ Adjusted EPS 20172018201920202021Adjusted diluted weighted-average common shares29,922 36,776 34,797 55,063 70,889 Adjusted net income (non-GAAP)145,136$ 202,093$ 195,759$ 281,688$ 537,283$ Adjusted EPS, Diluted (Non-GAAP)4.85$ 5.50$ 5.63$ 5.12$ 7.58$